                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  March 13, 2003

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

Item 5.           Other Events

                  On March 13, 2003 First M&F Corporation issued a press release announcing that the board of directors of First M&F Corp., at its meeting March 12, 2003, authorized the termination of the Company's current 24 month stock repurchase program, to be replaced by a new 12 month program.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                           99.1     Press Release issued by First M&F Corporation dated March 13,
                                    2003 headed "First M&F Corp. announces plan to replace repurchase program"

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 14, 2003

                                                     FIRST M&F CORPORATION

                                                     By:      /s/ Robert C. Thompson, III
                                                           -------------------------------------------
                                                     Name:    Robert C. Thompson, III
                                                     Title:   Treasurer

                                                   EXHIBIT INDEX

99.1     Press Release issued by First M&F Corporation dated March 13, 2003, headed "First M&F
         Corp. announces plan to replace repurchase program"

First M&F Corp. Investor Information
CONTACT:  Hugh Potts, Jr.
          Chief Executive Officer
          (662) 289-8501

March 13, 2003

FOR IMMEDIATE RELEASE

First M&F Corp. announces plan to replace repurchase program

KOSCIUSKO, Miss.-(NASDAQ:FMFC)- The board of directors of First M&F Corp., at its meeting March 12, 2003, authorized the termination of the Company's current 24 month stock repurchase program, to be replace by a new 12 month program.

The original repurchase program, which was to expire in September, 2004, specified that up to 92,295 shares would be repurchased in the first 12 months after its August, 2002 authorization with an additional 92,295 shares authorized for repurchase during the second 12 month period. However, the Company issued 86,845 shares through stock option exercises in the first two months of 2003 while repurchasing only 35,500 shares. The Board decided that the rate of repurchase activity should be increased to mitigate the dilutive effect on earnings per share of the option exercises and to provide for future stock option exercises and other corporate requirements.

The plan calls for the repurchase, as shares become available, of 240,000 shares of common stock over the
12-month period ending February 28, 2004. The shares will be acquired in the open market at prevailing prices and as market conditions allow. The new program represents a repurchase of approximately 5% of outstanding shares.
The reacquired shares will be held as authorized but unissued shares to be used for general corporate purposes.

First M&F Corp. is a $1.04 billion community bank holding company, Making Mississippi Better, with banking locations throughout Central and North Mississippi.